                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        AUGUST 11, 1997

                                FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)



    DELAWARE                        33-99362                    76-0039224
  ------------                    ------------                --------------
  (State or other jurisdiction   (Commission File Number) (IRS Employer
     of incorporation or                                  Identification Number)
     organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                       302/594-4117
----------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

          On August 7, 1997, First USA Bank (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $783,130,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1997-5.

          Series 1997-5 consists of $650,000,000 Class A Floating Rate Asset Backed Certificates, and $58,735,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1997-5 also consists of $74,395,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

          First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

          Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of July 1 through July 31, 1997 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

                ORIGINAL PRINCIPAL    ORIGINAL PRINCIPAL         POOLING AND
                     AMOUNT                AMOUNT            SERVICING SUPPLEMENT                       INTEREST    PRINCIPAL
   SERIES           (CLASS A)            (CLASS B)                   DATE             INTEREST TYPE     PAYMENT     PAYMENT
-----------------------------------------------------------------------------------------------------------------------------
   1993-1           500,000,000             -                 May 1, 1993                Floating         yes         yes
   1993-3           750,000,000             -                 October 1, 1993            Floating         yes          no
   1994-4           726,450,000          56,550,000           June 1, 1994               Floating         yes          no
   1994-5           500,000,000          39,160,000           July 30, 1994              Floating         yes         yes
   1994-6           750,000,000          58,380,000           July 30, 1994              Floating         yes          no
   1994-7           750,000,000          58,735,000           November 8, 1994           Floating         yes          no
   1994-8           500,000,000          39,157,000           November 8, 1994           Floating          *           no
   1995-1         1,000,000,000          78,300,000           March 1, 1995              Floating         yes          no
   1995-2           660,000,000          51,700,000           March 1, 1995              Floating         yes          no
   1995-3           830,000,000          65,000,000           May 16, 1995               Floating         yes          no
   1995-4           750,000,000          67,770,000           September 14, 1995         Floating         yes          no
   1995-5           500,000,000          45,180,000           September 14, 1995         Floating         yes          no
   1995-6         1,245,000,000         112,500,000           December 7, 1995           Floating         yes          no
   1996-1           750,000,000          67,770,000           March 6, 1996              Floating         yes          no
   1996-2           600,000,000          54,300,000           June 4, 1996               Floating         yes          no
   1996-4           500,000,000          45,180,000           August 6, 1996             Floating         yes          no
   1996-6           862,650,000          78,000,000           November 13, 1996          Floating         yes          no
   1996-8           400,000,000          36,200,000           December 11, 1996          Floating         yes          no
   1997-1           750,000,000          67,770,000           February 4, 1997           Floating         yes          no
   1997-2           500,000,000          45,180,000           May 8, 1997                Floating         yes          no
   1997-3           500,000,000          45,180,000           June 10, 1997              Floating         yes          no
   1997-4           500,000,000          45,180,000           June 10, 1997              Floating         yes          no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly payments


     The 1993-1 Certificates, 1993-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, and 1997-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09,
99.10, 99.11, 99.12 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20,
99.21, and 99.22 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK
                                        As Servicer



                                        By: /s/ Peter W. Atwater
                                            ------------------------------------
                                                Peter W. Atwater
                                                Executive Vice President



Date:  August 25, 1997
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